Access National Corporation
                       1800 Robert Fulton Drive, Suite 300
                             Reston, Virginia 20191

Dear Fellow Shareholders:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Access National Corporation. The meeting will be held on Tuesday, May 25, 2004, at 4:00 p.m. at the Corporation's office located at 1800 Robert Fulton Drive, Reston, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our annual report on Form 10-KSB for the year ended December 31, 2003, which will be reviewed at the Annual Meeting.

      PLEASE COMPLETE, SIGN, DATE, AND RETURN THE REVOCABLE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. It is important that your shares be represented and your vote recorded. If you decide to attend the Annual Meeting in person, you can revoke your proxy at any time before it is voted at the meeting if you so desire.

      We appreciate your continuing loyalty and support of Access National Corporation and its subsidiaries, Access National Bank, Access National Mortgage Corporation and Access National Leasing Corporation.

                                           Sincerely,


                                           Michael W. Clarke
                                           President and Chief Executive Officer

Reston, Virginia
April 28, 2004

                           ACCESS NATIONAL CORPORATION
                       1800 Robert Fulton Drive, Suite 300
                             Reston, Virginia 20191

        -----------------------------------------------------------------
                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
        -----------------------------------------------------------------

                             TO BE HELD MAY 25, 2004

            The 2004 Annual Meeting of Shareholders of Access National Corporation (the "Corporation") will be held at the Corporation's office located at 1800 Robert Fulton Drive, Reston, Virginia on Tuesday, May 25, 2004, at 4:00 p.m. for the following purposes:

            1. To elect two (2) Class II directors to the Board of Directors of the Corporation to serve until the 2007 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this notice; and

            2. To transact such other business as may properly come before the meeting or any adjournment thereof.

            Shareholders of record at the close of business on April 1, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,


                                          Robert Shoemaker
                                          Executive Vice President and Secretary

April 28, 2004

IMPORTANT NOTICE

      PLEASE COMPLETE, SIGN, DATE, AND RETURN THE REVOCABLE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Shareholders attending the meeting may personally vote on all matters that are considered, in which event their signed proxies are revoked.

                           ACCESS NATIONAL CORPORATION
                       1800 Robert Fulton Drive, Suite 300
                             Reston, Virginia 20191

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2004

                                     GENERAL

      The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2004 Annual Meeting of the Shareholders (the Annual Meeting) of Access National Corporation to be held on Tuesday, May 25, 2004, at 4:00 p.m. At the Corporation's office located at 1800 Robert Fulton Drive, Reston, Virginia. The approximate mailing date of this Proxy Statement is April 28, 2004.

Revocation and Voting of Proxies

      Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Corporation or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to a proposal, the proxy will be voted FOR the director nominees named in proposal 1, as set forth in the accompanying notice, and all other matters will be voted at the discretion of the named individuals to whom the proxy has been granted.

Voting Rights of Shareholders

      Only those shareholders of record at the close of business on April 1, 2004, are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. The number of shares of common stock of the Corporation outstanding and entitled to vote at the Annual Meeting is 3,477,360. The Corporation has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of the Corporation's common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

      With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Approval of any other matter requires an affirmative vote of a majority of the shares cast on the matter. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customers) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such matter has been approved, and therefore have no effect.

Solicitation of Proxies

      The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by the use of the mail, except that officers and regular employees of the Corporation and its subsidiaries may make solicitations of proxies by telephone or mail, acting without compensation other than their regular compensation. We anticipate that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for their charges and expenses in this connection if so requested.

Security Ownership of Certain Beneficial Owners and Management

      The following table shows as of April 1, 2004, the beneficial ownership of the Corporation's common stock of each director, director nominee, certain executive officers and of all directors, director nominees, and executive officers of the Corporation as a group. To the Corporation's knowledge, all beneficial owners of more than 5% of the Corporation's outstanding common stock are listed below.

                                                        Number of Shares   Number of Shares
                                    Common Stock       under Exercisable   under Exercisable     Percent of
          Name                   Beneficially Owned         Options          Warrants (1)          Class
          ----                   ------------------         -------          ------------          -----
   J. Randolph Babbitt                54,450(2)              9,000                9,810             2.10%
   Oakton, Virginia

   Michael W. Clarke                 110,445(3)             94,680               22,656             6.34%
   Vienna, Virginia

   John W. (Skip) Edgemond           141,353(4)             11,010               38,943             5.42%
   Reston, Virginia

   James L. (Ted) Jadlos              68,100(5)                 --                7,800             2.18%
   Denver, Colorado

   Thomas M. Kody                     91,800(6)              9,610               22,410             3.53%
   Great Falls, Virginia

   Jacques Rebibo                    157,419(7)             11,010              122,358             8.05%
   McLean, Virginia

   Michael Rebibo                    230,896(7)(8)           2,700              191,907            11.59%
   Oakton, Virginia

   Robert C. Shoemaker                70,518(9)             70,737               18,360             4.48%
   Fairfax, Virginia

   Charles Wimer                      21,537                22,600                4,167             1.38%
   Virginia Beach, Virginia

All Directors & Executive            946,518               231,347              438,411            24.43%
Officers as a group (9 persons)      -------               -------              -------            -----

----------
      For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days. All shares of common stock indicated in the above table are subject to the sole investment and voting power of the identified director or officer, except as otherwise set forth in the footnotes below.

(1) Includes warrants issued (i) to the organizing shareholders of the Bank for their early investment commitment and funding of the Bank's organizational phase (these warrants vested immediately), (ii) to the former shareholders of MIC as part of the merger agreement (these warrants vest annually pursuant to earn-out provisions based on the Access National Mortgage Corporation's annual financial performance through the fiscal year 2004), and (iii) in connection with the 2002 Rights Offering (these warrants vested immediately).

(2) Includes 4,500 shares held jointly with spouse, 45,000 held in trust, and 4,950 shares held jointly with minor grandchildren.

(3)   Includes 3,750 held by spouse.

(4) Includes 4,800 shares held by Greenworks Landscaping, Inc., of which Mr. Edgemond is President/Owner, 7,020 shares held jointly with minor children, and 129,533 shares held jointly with spouse.

(5)   Includes 67,800 shares held jointly with spouse.

(6)   All shares are held jointly with spouse.

(7) Includes shares acquired pursuant to the merger agreement between the Bank and Mortgage Investment Corporation ("MIC"), now known as Access National Mortgage Corporation.

(8) Includes 46,326 shares held by Kathy Rebibo, Mr. M. Rebibo's mother, over which he has sole investment power, and 45,910 shares held jointly with spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires directors, executive officers and 10% beneficial owners of companies whose securities are registered under Section 12 of the Exchange Act to file reports with the Securities and Exchange Commission concerning their ownership of the Corporation's securities. The Corporation's common stock is not currently registered under Section 12 of the Exchange Act, and therefore, its officers, directors and 10% beneficial owners are not subject to these reporting requirements.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      The Board is divided into three classes (I, II, and III) of directors. The term of office for Class II directors will expire at the Annual Meeting. The two persons named below, each of whom currently serves as a director of the Corporation, will be nominated to serve as Class II directors. If elected, the Class II nominees will serve until the 2007 Annual Meeting of Shareholders. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Board.

      Certain information concerning the nominees for election at the Annual Meeting as Class II directors is set forth below, as well as certain information about the Class I and III directors, who will continue in office until the 2005 and 2006 Annual Meetings of Shareholders, respectively.

                            Served
Name (Age)                 Since (1)    Principal Occupation During Past Five Years
----------                 ---------    -------------------------------------------

Class II Nominees    (To Serve Until the 2007 Annual Meeting)

Robert C. Shoemaker (43)      1999      Executive Vice President, Corporate Secretary and Director of
                                        Access National Corporation since April 18, 2002; Executive Vice
                                        President, Corporate Secretary and Director of Access National
                                        Bank since inception in 1999. Prior to joining Access National
                                        Bank, Senior Vice President of Construction and Real Estate
                                        Lending for Patriot National Bank/United Bank, Vienna, Virginia.

Thomas M. Kody (42)           1999      Director of Access National Corporation since April 18, 2002;
                                        Director of Access National Bank since inception in 1999; Owner of multiple automobile dealerships in Maryland and Richmond,
                                        Virginia.

Class III Directors    (Serving Until the 2005 Annual Meeting)

Jacques Rebibo (64)           1999      Chairman of the Board of Directors and Director of Access
                                        National Corporation since April 18, 2002; Chairman of the Board of Directors of Access National Bank since February 22, 2001.
                                        Currently serves as a consultant to several private and public concerns. Over the last 30-years, he has held executive level positions with numerous private and publicly owned technology and financial related companies.

John W. Edgemond, IV (42)     1999      Director of Access National Corporation since April 18, 2002;
                                        Director of Access National Bank since 1999; Owner and President of Greenworks Landscaping, Chantilly, Virginia since 1984.

J. Randolph Babbitt (57)      1999      Director of Access National Corporation since April 18, 2002;
                                        Director of Access National Bank since 1999; President and Chief
                                        Executive Officer of ECLAT Consulting, Inc. since February 2002.
                                        Previously served as President, Air Line Pilots Association
                                        International.

Class I Directors    (Serving Until the 2006 Annual Meeting)

Michael W. Clarke (42)        1999      President, Chief Executive Officer, and Director of Access
                                        National Corporation since April 18, 2002; President, Chief
                                        Executive Officer, and Director of Access National Bank since inception in 1999. Prior to joining Access National Bank, Mr.
                                        Clarke was Chief Credit Officer of Patriot National Bank/United
                                        Bank, Vienna, Virginia.

James L. Jadlos (38)          2000      Director of Access National Corporation since April 18, 2002;
                                        Director of Access National Bank since May 23, 2000; President of
                                        Griffin Capital Partners, Inc., Denver, Colorado since 2002.
                                        Previously a Principal with Phoenix Capital, Inc.

(1) Includes term as a director of Access National Bank prior to the reorganization in which the Corporation became the holding company for the Bank.

      Jacques Rebibo, Director and Chairman of the Board of the Bank and Corporation, is the father of Michael Rebibo, President of Access National Mortgage Corporation. The Board of Directors is not aware of any involvement in legal proceedings that are material to an evaluation of the ability or integrity of any director, executive officer, or person nominated to become a director. Unless authority for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees recommended by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED TO SERVE AS CLASS II DIRECTORS.

Meetings and Committees of the Board of Directors

      The current Board of Directors is comprised of seven members, a majority of whom are "independent," as defined by the listing standards of The NASDAQ Stock Market, Inc. ("Nasdaq"). The Board of Directors has determined in accordance with the Nasdaq listing standards that these independent directors have no relationships with the Corporation that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent directors are Messrs. Babbitt, Edgemond, Kody and Jadlos.

      During 2003, there were 12 meetings of the Board of Directors of the Corporation. Each director attended at least 75% of all meetings of the Board and Board committees on which he served.

      The Corporation has not adopted a formal policy on board members' attendance at our annual meetings of shareholders, although all board members are invited and encouraged to attend and, historically, most have done so. All board members attended the 2003 Annual Meeting of Shareholders.

      The Board of Directors has standing Audit, Nominating and Governance, Compensation, and Loan Committees. The Board of Directors established the Nominating and Governance Committee and Compensation Committee in April 2004 as part of its corporate governance review in response to the SEC rules and regulations promulgated pursuant to the Sarbanes-Oxley Act of 2002.

      Nominating and Governance Committee. Members of the Nominating and Governance Committee are Messrs. Babbitt, Edgemond, Jadlos and Kody, each of whom is independent under the Nasdaq listing standards. The committee did not meet in 2003. The committee is responsible for making recommendations to the full Board regarding nominations of individuals for election to the Board of Directors and for evaluating the Board's structure, personnel, committee composition and general governance processes. The committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

      In 2003 and prior years, the Board of Directors as a whole has acted as the nominating committee for nominees to be voted on for election as directors. The Nominating Committee will accept for consideration shareholders' nominations for directors if made in writing by a shareholder entitled to vote in the election of directors generally. In accordance with the Corporation's bylaws, shareholder nominations must be received by the Corporation's Secretary at the Corporation's principal office in Reston, Virginia, no later than March 29, 2005 in order to be considered for the next annual election of directors.

      In order to be valid, a shareholder nomination must set forth (1) the name and address of the shareholder who intends to make the nomination; (2) the name and address of the person or persons to be nominated; (3) a representation that the shareholder is a record holder of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (4) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such persons) pursuant to which the shareholder is making the nomination; (5) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, including the amount and nature of the nominee's beneficial ownership of the Corporation, the nominee's principal occupation for the past five years and his or her age; and (6) the written consent of each nominee to serve as a director if elected. Any candidates submitted by a shareholder or shareholder group are reviewed and considered in the same manner as all other candidates.

      Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Corporation and time available for meetings and consultation on company matters. The committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, to the Corporation and to its shareholders. The committee evaluates potential nominees, whether proposed by shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and business reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then recommended by the committee for selection by the full Board. The full Board then selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.

      Compensation Committee. Members of the Compensation Committee are Messrs. Babbitt, Edgemond, Jadlos and Kody, each of whom is independent under the Nasdaq listing standards. The committee did not meet in 2003. The committee is responsible for recommending the level of compensation of each executive officer of the Corporation and its subsidiaries, the granting of stock options, employment agreements and other employee compensation plans for approval by the full Board of Directors. The committee operates pursuant to a written charter adopted by the Board of Directors.

      In 2003 and prior years, the Corporation had no separate committee to address compensation matters. Compensation for employee directors was determined by the non-employee directors. Awards pursuant to the Corporation's 1999 Stock Option Plan or other equity based forms of compensation were administered by management with oversight from the entire Board of Directors.

      Audit Committee. Current members of the Audit Committee are Messrs. Babbitt (Chair), Edgemond, Jadlos, Kody and J. Rebibo, each of whom satisfies the financial literacy requirements of the Nasdaq listing standards. Mr. J. Rebibo does not satisfy the independence requirements of the Nasdaq listing standards for purposes of audit committee membership because his son is an executive officer of Access National Mortgage Corporation. Consequently, Mr. J. Rebibo will not serve on the Audit Committee after April 2004. As of May 1, 2004, all of the members of the Audit Committee will satisfy the independence requirements of the Nasdaq listing standards and SEC regulations applicable to audit committee members.

      While the Board of Directors believes that all of its Audit Committee members have the necessary experience and level of financial sophistication to serve effectively on the Audit Committee, the Board has determined that the Corporation does not currently have an "audit committee financial expert," as defined by the SEC's rules and regulations, serving on the Audit Committee. Nevertheless, the Board of Directors believes that the cumulative experience of the directors serving on the Audit Committee is adequate to provide appropriate oversight of the Bank's audit functions. The members of the Audit Committee have significant management and financial oversight experience in businesses of various size and complexity across a variety of industries.

      The Audit Committee assists the Board in its oversight duties with respect to financial reporting, internal controls and other matters relating to corporate governance. The Audit Committee reviews and approves various audit functions including the year-end audit performed by the Corporation's independent public accountants. The Audit Committee met 9 times during 2003. The committee operates pursuant to a written charter adopted by the Board of Directors. See Report of the Audit Committee on page 10.

Shareholder Communications with the Board of Directors

      Shareholders who wish to contact the Board of Directors or any of its members may do so by addressing their written correspondence to Board of Directors/Individual Director, c/o Assistant Corporate Secretary, Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191. All shareholder communications must be written and should contain the address, telephone number and email address, if any, of the person submitting the communication. All shareholder communications will be delivered to their addressees. Correspondence directed to an individual Board member will be referred, unopened, to that member. Correspondence not directed to a particular Board member will be referred, unopened, to the Chairman of the Board.

Directors' Compensation

      The non-employee members of the Board of Directors of the Corporation have not been paid any cash compensation, retainers or other fees since inception of the Corporation or Bank. Non-employee directors receive stock options under a plan designed to encourage attendance and participation at meetings, regulatory compliance, budget performance, maintenance of financial controls and referral of business to the Corporation. Under the director compensation program, each outside Director is eligible to receive options to purchase up to 7,500 shares of the Corporation's stock each year, based on various criteria, including attendance at meetings and the Corporation's financial performance. Each non-employee Director earned 7,500 stock options in connection with service during the fiscal year ended December 31, 2003.

Non-Director Executive Officers

                                                                               Principal Occupation
Name (Age)                         Current Position                           During Past Five Years
----------                         ----------------                           ----------------------
Charles Wimer (59)        Executive Vice President and Chief       Executive Vice President and Chief Financial
                          Financial Officer, Access National       Officer of Access National Corporation since April
                          Corporation and Access National Bank     2002, and Access National Bank since January 2000;
                                                                   Executive Vice President and Chief Financial
                                                                   Officer, Monarch Bank, 1999-2001; Executive Vice
                                                                   President and Chief Financial Officer, Potomac
                                                                   Bank, 1998-1999.

Michael J. Rebibo (38)    Senior Vice President, Access National   Senior Vice President of Access National Bank and
                          Bank; President, Access National         President of Access National Mortgage since 1999;
                          Mortgage Corporation                     President of Mortgage Investment Corporation,
                                                                   1997-1999.

                             EXECUTIVE COMPENSATION

      Summary of Cash and Certain Other Compensation. The following table shows the cash and non-cash compensation paid to the Executive Officers of the Corporation.

                                                 Summary Compensation Table
                                                                                       Long-Term
                                                     Annual Compensation              Compensation
                                          ----------------------------------------   ---------------
                                                                                       Securities           All
Name and                                                            Other Annual       Underlying          Other
Principal Position              Year      Salary(1)      Bonus     Compensation(2)   Options (#) (3)   Compensation(4)
------------------              ----      ---------      -----     ---------------   ---------------   ---------------
Michael W. Clarke               2003      $175,000      $80,000           --                 --            $2,990
President and Chief             2002      $132,000      $53,500           --                 --            $2,687
Executive Officer               2001      $120,000      $49,175           --                 --            $1,313

Robert C. Shoemaker             2003      $150,000      $50,000           --                 --            $2,990
Executive Vice President        2002      $102,125      $29,648           --                 --            $2,687
and Corporate Secretary         2001      $ 95,000      $29,259           --                 --            $1,313

Charles Wimer                   2003      $122,500      $28,350           --                 --            $1,452
Executive Vice President        2002      $102,125      $25,080           --                 --            $1,232
and Chief Financial Officer     2001      $ 95,000      $24,710           --                 --            $  594

Michael J. Rebibo               2003      $162,720      $981,547          --                 --            $3,000
Senior Vice President,          2002      $150,000      $283,215          --              3,000            $1,971
Access National Bank;           2001      $150,000      $201,390          --              7,380            $2,029
President of Access
National Mortgage
Corporation

----------
(1) Salaries are paid by Access National Bank or Access National Mortgage Corporation. Access National Corporation has not paid any compensation to the executive officers to date.

(2) The amount of compensation in the form of perquisites or other personal benefits properly categorized in this column according to the disclosure rules adopted by the Securities and Exchange Commission did not exceed the lesser of either $50,000, or 10% of the total annual salary and bonus reported for the named executive officers, in any of the three years reported.

(3) The stock option awards granted in 2001 and 2002 were for options to purchase shares of Access National Corporation stock. In connection with the reorganization, these stock options were converted into options to purchase an equal number of shares of Corporation common stock. Options have been adjusted to reflect 3-1 split in June 2003. Totals do not include options granted in connection with adjustment for June 2002 Rights Offering.

(4) All amounts represent the Corporation's 401(k) profit sharing match to participating employees.

      Option Grants. No options were granted to Messrs. Clarke, Shoemaker, Wimer or M. Rebibo during 2003.

      Option/SAR Exercises and Holdings. The following table shows stock options held by Messrs. Clarke, Shoemaker, Wimer and M. Rebibo as of December 31, 2003. No options were exercised in 2003.

                            FY-End Options/SAR Values

                    Number of Securities Underlying     Value of Unexercised
                         Unexercised Options at         In-the-Money Options
                         December 31, 2003 (#)      at December 31, 2003 ($) (1)
Name                   Exercisable/Unexercisable      Exercisable/Unexercisable
----                   -------------------------      -------------------------

Michael W. Clarke           94,680 / 38,403             $1,111,543 / $388,159
Robert C. Shoemaker         70,737 / 26,844              $830,452 / $269,178
Charles Wimer               22,500 / 3,657               $264,150 / $30,609
Michael J. Rebibo            2,700 / 8,880                $30,699 / $73,522

(1) Based upon an assumed common stock value of $15.07 per share as of December 31, 2003. While there is no public market for the Corporation's common stock, this value represents the weighted average price of trades known by the Corporation to have occurred during the fourth quarter of 2003.

Employment Agreements

      The Corporation does not have any employment agreements with its executives. All executive officers are presently serving under employment agreements with the Bank or its subsidiaries as outlined below.

      Effective October 5, 1999, Access National Bank and Mr. Clarke entered into an employment agreement under which Mr. Clarke serves as President of Access National Bank for a current annual base salary of $192,509, subject to fixed and discretionary annual increases. In addition, the agreement provides for an annual performance bonus, stock option awards, and other benefits including term life insurance and health and disability insurance coverage.

      The agreement is for a term of five years, with an automatic two year renewal. Mr. Clarke serves at the pleasure of Access National Bank's Board of Directors. If, during the term of the agreement, Mr. Clarke's employment is terminated without cause or Mr. Clarke terminates his employment for good reason (as defined in the agreement), Mr. Clarke will be entitled to continue receiving his base salary, bonus and medical, life and liability insurance until the earlier of the expiration date of the employment agreement or three years from the termination date. If Mr. Clarke's employment is terminated as a result of a change in control (as defined in the agreement, but not including the reorganization), he is entitled to a lump-sum severance payment equal to his remaining salary payments (based on his salary on the termination date) through the earlier of the expiration date of the employment agreement or three years from the termination date. The agreement also contains non-competition covenant for a period of one year following termination of his employment.

      Effective October 5, 1999, Access National Bank and Mr. Shoemaker entered into an employment agreement under which Mr. Shoemaker serves as Executive Vice President of Access National Bank. The terms of Mr. Shoemaker's agreement are similar to Mr. Clarke's agreement, except that Mr. Shoemaker's current annual salary is $161,258.

      Effective December 15, 1999, Access National Bank and Mr. Wimer entered into an employment agreement under which Mr. Wimer serves as Executive Vice President and Chief Financial Officer of Access National Bank. The terms of Mr. Wimer's agreement are similar to Mr. Clarke's agreement, except that Mr. Wimer's current annual salary is $134,382. In addition, if, during the term of the agreement, Mr. Wimer's employment is terminated without cause or Mr. Wimer terminates his employment for good reason (as defined in the agreement), Mr. Wimer will be entitled to continue receiving his base salary, medical, life and liability insurance until the earlier of the expiration date of the employment agreement or one year from the termination date.

      Effective June 15, 1999, Mortgage Investment Corporation (now Access National Mortgage Corporation) and Mr. M. Rebibo entered into an employment agreement under which Mr. Rebibo serves as President of Mortgage Investment Corporation and Senior Vice President of Access National Bank. The terms of Mr. Rebibo's agreement are similar to Mr. Clarke's agreement, except that the term is for three years and Mr. Rebibo's annual salary is $169,911. During 2002, the agreement automatically renewed for an additional two year term. Mr. Rebibo's agreement also provides for commissions based on the loans originated by Mr. Rebibo for Access National Bank. If, during the term of the agreement, Mr. Rebibo's employment is terminated without cause or Mr. Rebibo terminates his employment for good reason (as defined in the agreement), Mr. Rebibo will be entitled to continue receiving his base salary, medical, life and liability insurance until the expiration date of the employment agreement. Mr. Rebibo's agreement also contains a non-competition covenant following termination of his employment.

Certain Relationships and Related Transactions

      The Corporation's subsidiaries, Access National Bank and Access National Mortgage, have had, and may be expected to have in the future, banking transactions in the ordinary course of business with directors, principal officers, their immediate families and affiliated companies in which they are principal shareholders (commonly referred to as related parties), on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. These persons and firms were indebted to the Corporation for loans totaling $1,143,000 and $1,460,000 at December 31, 2003 and 2002, respectively. During 2003, total principal additions were $40,000 and total principal payments were $357,000. The aggregate amount of deposits at December 31, 2003 and 2002 from directors and officers was $5,063,000 and $1,164,000 respectively. In the opinion of management, these transactions do not involve more than the normal risk of collection or present other unfavorable features.

Report of the Audit Committee

      The Audit Committee of the Board of Directors of the Corporation, which except for Mr. J. Rebibo, consists of the directors who meet the independence requirements of the Nasdaq listing standards and applicable SEC regulations, has furnished the following report:

      The Audit Committee assists the Board in overseeing and monitoring the integrity of the Corporation's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix B. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval.

      The Audit Committee is responsible for overseeing the Corporation's overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for fiscal year 2003, the Audit
Committee:

      o Reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended December 31, 2003 with management and Yount, Hyde & Barbour, P.C., the Corporation's independent accountants;

      o Discussed with management, Yount, Hyde & Barbour, P.C. and the Corporation's internal auditors the adequacy of the system of internal controls;

      o Discussed with Yount, Hyde & Barbour, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

      o Received written disclosures and the letter from Yount, Hyde & Barbour, P.C. regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with Yount, Hyde & Barbour, P.C. its independence.

      The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate.

      As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of the Corporation's financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of the Corporation's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

      Based on the Audit Committee's review of the audited financial statements and discussions with management and Yount, Hyde & Barbour, P.C., the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                 Audit Committee

                          J. Randolph Babbitt, Chairman
                                 Jacques Rebibo
                                 James L. Jadlos
                                 Thomas M. Kody
                              John W. Edgemond, IV

Independent Auditor for Year Ended December 31, 2003

      Yount, Hyde & Barbour, P.C. rendered audit services to the Corporation during the fiscal years ended December 31, 2003 and 2002. Representatives of Yount, Hyde & Barbour are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to your questions.

      The Audit Committee has not yet selected a firm to audit the Corporation's consolidated financial statements for the year ending December 31, 2004, but anticipates making that selection in May 2004.

Audit and Non-Audit Fees

      The following table presents the fees for professional audit services rendered by Yount, Hyde & Barbour, P.C. for the audit of the Corporation's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, and fees billed for other services rendered to the Corporation and its subsidiaries by Yount, Hyde & Barbour, P.C. during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

                                       2003                       2002
                              --------------------------------------------------
                                Fees       Percentage      Fees       Percentage
                              --------------------------------------------------

Audit fees                     $51,281         68.3%     $45,197         50.1%
Audit-related fees              13,117         17.5%      33,971         37.7%
Tax fees                        10,718         14.3%      11,043         12.2%
All other fees                      --            0%          --            0%
                              --------------------------------------------------
                               $75,116          100%     $90,211          100%
                              --------------------------------------------------

      o Audit fees: Includes the audit of the Corporation's annual financial statements and review of the financial statements included in the quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings.

      o Audit-related fees: Includes fees for the FHLB collateral verification audit, assistance with stock offering in 2002, ACH agreed-upon procedures, and consultation concerning financial accounting and reporting standards and other related issues.

      o Tax fees: Includes fees for preparation of federal and state tax returns.

      The Audit Committee considers the provision of all of the above services to be compatible with the maintenance of the independence of Yount, Hyde & Barbour, P.C.

Audit Committee Pre-Approval Policies

      The Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Corporation's independent accountants. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent accountants in order to assure that the provisions of such services does not impair the accountants' independence. The Audit Committee has delegated interim pre-approval authority to J. Randolph Babbitt, Chairman of the Audit Committee. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, management of the Corporation has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      If any shareholder intends to present a proposal to be considered for inclusion in the Corporation's proxy materials in connection with the 2005 Annual Meeting, the proposal must be in proper form and must be received by the Corporation's Secretary at the Corporation's principal office located at 1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191, on or before December 29, 2004.

      In addition, if a shareholder intends to present a proposal for action at the 2005 Annual Meeting, the shareholder must provide the Corporation with written notice thereof on or before March 14, 2005. The proxy solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Corporation has not received notice of such proposal by March 14, 2005, in writing delivered to the Corporation's Secretary.

                                          By Order of the Board of Directors,

                                          Robert Shoemaker
                                          Executive Vice President and Secretary

A copy of the Corporation's Annual Report on Form 10-KSB (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2003, will be furnished without charge to shareholders upon written request directed to the Corporation's Secretary at 1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191.

                                                                      Appendix A

                           ACCESS NATIONAL CORPORATION

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Members of the Board of Directors are nominated and elected pursuant to procedures set forth in the organizational documents of Access National Corporation (the Corporation) and applicable law. This Charter sets forth the guidelines for and responsibilities of the Nominating and Governance Committee (the Committee), a standing committee of the Corporation's Board charged with administering the nominating process and corporate governance.

Purpose and Authority: The purpose of the Committee is to determine the slate of director nominees for election to the Board, to recommend to the Board candidates to fill vacancies occurring between annual shareholder meetings, and to make recommendations to the Board with respect to committee members and chairs. The Committee will also review, evaluate and recommend to the Board changes in the Corporation's corporate governance principles and policies.

The Committee has sole authority to retain and terminate consultants and advisors, including any search firm, to assist the Committee in fulfilling its responsibilities. This authority includes sole authority to approve such consultant's or advisor's fees and other retention terms.

Duties: The Committee will:

      o Select the Directors Slate. Identify, evaluate, and approve director nominees for election to the Board and recommend to the Board candidates to fill vacancies occurring between annual shareholder meetings, pursuant to policies and procedures developed by the Committee. Recommend to the Board committee members and chairs.

      o Oversee Corporate Governance. Review and evaluate the effectiveness of the Corporation's corporate governance principles and policies. Recommend to the Board changes in corporate governance principles and policies.

      o Develop Board Meeting Procedures. Assist the Chair of the Board in developing Board meeting practices and procedures.

      o Evaluate Board and Committee Effectiveness. Periodically evaluate the effectiveness of the Board, the Committee, and, in consultation with the respective committee chairs, other Board committees. Regularly review and make recommendations to the Board with respect to changes to this Charter and, in consultation with the respective committee chairs, the charters of other board committees.

      o Reports to the Board. The Committee will report regularly to the Board following meetings of the Committee or at any other time the Committee in its discretion determines such a report would be relevant to the Committee's discharge of its responsibilities.

Membership: The Committee members shall be nominated and approved annually by a majority of the Corporation's Board of Directors and may be removed by the Board in its discretion. Unless a chairperson is designated by the Board, the members of the Committee shall designate a chairperson by majority vote of the full Committee membership.

The Committee will be comprised of at least two Directors, each of whom satisfy the definition of "independent" under the listing standards of The Nasdaq Stock Market and other applicable laws and regulations.

Meetings: The Committee shall meet as often as the Committee determines to be necessary for the effective discharge of its duties, but not more infrequently than annually.

Review and Approval of Charter: The Board of Directors shall review and approve this Charter at least annually.

Adopted by the Board of Directors of Access National Corporation: April 27, 2004

                                                                      Appendix B

                           ACCESS NATIONAL CORPORATION

                     AUDIT AND COMPLIANCE POLICY AND CHARTER

Purpose

The Audit Committee (the Committee) of Access National Corporation and its subsidiaries (the Company) is central to the Board of Directors' commitment to establishing and maintaining effective financial reporting and internal control processes for the Company. The Committee is appointed by the Board for the purpose of overseeing (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company.

The Committee shall have the sole authority to select, evaluate and, where appropriate, replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

Committee Membership

The Committee shall have at least three members. Each of the members of the Committee shall meet the independence and financial literacy requirements of the listing requirements of The NASDAQ Stock Market, Inc.; Section 10A(m)(3) of the Securities Exchange Act of 1934 (the Exchange Act) and the rules and regulations of the Securities and Exchange Commission (the Commission). At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibility. Either at least one member of the Committee shall be an "audit committee financial expert," as defined by the Commission or the Company shall explain why the Committee does not have such expert in the Company's annual report. Committee members shall not simultaneously serve on the audit committee of more than two other public companies.

The members of the Committee and its Chair shall be annually appointed by the Board, based on the recommendation of the Nominating Committee. Committee members may be replaced by the Board.

Committee Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. For the transaction of business at any meeting of the Committee, a majority of the members shall constitute a quorum. The act of a majority of the members participating at any meeting of the Committee at which a quorum is present shall be the act of the Committee.

The Committee may request the attendance of management of the Company, the internal and independent auditor, the Company's outside counsel and/or Corporate Secretary at any meeting of the Committee or portions thereof. Any such attendance by a person who is not a member of the Committee shall be in a non-voting capacity.

The Committee shall provide an open avenue of communication between the internal and independent auditor and the Committee. The Committee shall, as it deems appropriate, meet separately in private sessions with management, the internal auditor, and the independent auditor. The Committee shall report on its activities to the Board on a regular basis.

Duties and Authorities of the Committee

General

The general duties and authorities of the Committee shall include the following.

      1. The Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review of attest services for the Company. In this regard, the Committee shall exercise sole authority to appoint, evaluate, and, as necessary, replace the independent auditor (subject, if applicable, to shareholder ratification). The independent auditor shall report directly to the Committee.

      2. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next scheduled meeting.

      3.    The Committee shall make regular reports to the Board.

      4. The Committee shall evaluate the performance of the Committee annually, and review and reassess the adequacy of this Policy and Charter annually and recommend any proposed changes to the Board for approval.

      5. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of: (i) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company (ii) and compensation to any advisors employed by the Committee, and (iii) ordinary administrative expenses of the Committee for carrying out its duties.

      6. The Committee shall have authority to conduct or authorize investigations into any matters within its scope of responsibility.

The Committee shall:

Oversight of the Company's Relationship with the Independent Auditor

      7. Preapprove all audit services, internal control-related services and permitted non-audit services, and the compensation, fees and terms for such services provided by the independent auditor, subject to the de minimis exception for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. (By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been preapproved). In addition, the Committee shall establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services, which may include approval in advance by a subcommittee or member or members of the Committee of all permitted non-audit services to be performed by the independent auditor.

      8. Review and evaluate the lead partner of the independent auditor team.

      9. At least annually, obtain a report by the independent auditor describing: (a) the auditing firm's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

      10. At least annually, obtain and review a formal written statement of the independent auditor delineating all relationships between the auditor and the Company and any other relationships that may adversely affect the independence of the auditor. Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. Evaluate the qualifications, performance and adequacy of the quality controls of the auditor and consider the independence of the auditor, including whether the auditor's provision of permitted non-audit services is compatible with maintaining the auditor's independence. The Committee shall present its conclusions with respect to the independent auditor to the Board of Directors and shall take any other appropriate action to oversee the independence of the outside auditor.

      11. Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

      12. Set clear hiring policies for employees and former employees of the independent auditor.

      13. Meet with the independent auditor prior to the audit to discuss the planning, staffing and scope of the audit. The audit scope shall include a requirement that the independent auditor inform the Committee of any significant changes in the audit plan.

Oversight of Financial Reporting and Disclosure Matters

The Committee shall:

      14. Review and discuss with management the Company's financial reporting process, financial statements and major disclosures, and the adequacy and effectiveness of the Company's system of internal controls and disclosure controls and procedures.

      15. Review and discuss with the independent auditor the Company's system of internal controls, including information technology security and control and including any major issues as to the adequacy of the Company's internal controls (together with management's responses and any special steps adopted in light of material control deficiencies).

      16. Review and discuss with the independent auditor the adequacy of the Company's financial reporting process and receive from the independent auditor reports required by the SEC.

      17. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and management's critical accounting policies and practices, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

      18. Review and discuss with management and the independent auditor the Company's quarterly financial statements, including the results of the independent auditor's reviews of the quarterly financial statements and disclosures made in management's discussion and analysis and management's critical accounting policies and practices, prior to the filing of its Form 10-Q.

      19. Review and discuss with management and the independent auditor their analyses of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, the appropriateness of accounting principles followed by the Company, significant changes in the Company's selection or application of accounting principles, and major issues regarding the Company's accounting principles and financial statement presentations.

      20. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      21. Request and receive from the independent auditor, and review with the independent auditor, a report relating to (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      22. Discuss with management, the independent auditor, and the senior internal auditing executive the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      23. Discuss with management and the independent auditor the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

      24. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

      25. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any audit problems or difficulties, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements between management and the independent auditor, and management's response thereto.

      26. Prepare a report for inclusion in the Company's proxy statement, disclosing that (i) the Committee reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 and (iii) , and, received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 and has discussed the independence of the independent auditor with the independent auditor. The report should state whether, based upon these discussions, the Committee recommended to the Board of Directors whether the audited financial statements should be included in the annual report on Form 10-K.

      27. Review and discuss with management (including the internal audit team leader) and the independent auditor the Company's internal control report and the independent auditor's attestation of the report prior to the filing of the Company's annual report on Form 10-K.

      28. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the annual and quarterly reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Internal Audit Function

      29. Review the annual internal audit program in terms of the scope of the audit conducted or schedules to be conducted, and review the internal audit budget and staffing levels.

      30. Discuss with the independent auditor and management the internal auditor's responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

      31. Review the significant reports to management prepared by the internal auditor and management's responses.

      32. On a regular basis, meet separately with the internal audit team leader to discuss any matters that the Committee or internal auditor believes should be discussed outside of management's presence.

      33. Appoint and, as necessary, replace the internal auditor, if such function is outsourced or, if such function is staffed internally by the Company, appoint and, as necessary, replace the senior internal auditing staff member.

      34. Review the effectiveness of the internal audit function, including whether or not the function should be outsourced or staffed internally.

      35. Inquire regarding the adequacy and effectiveness of the Company's system of internal controls and any recommendations for improvements.

Compliance Oversight Responsibilities

      36. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

      37. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      38. Obtain reports from management, the Company's internal audit team leader and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Code of Ethics.

      39. Review reports and disclosures of insider and affiliated party transactions and pre-approve all such transactions required to be approved pursuant to Nasdaq listing standards.

      40. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      41. Discuss with the Company's legal counsel matters that may have a material impact on the financial statements or the Company's compliance policies.

      42. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

Limitation of the Committee's Role

While the Committee has the responsibilities and powers set forth in this Policy and Charter, it is recognized that the members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty of the Committee or its members to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Each member of the Committee shall be entitled to rely on (1) the integrity of the persons and organizations within and outside the Company from which it receives information, (2) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall promptly be reported to the Board of Directors) and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditor to the Company.

As adopted by the Board of Directors of Access National Corporation: April 27, 2004

--------------------------------------------------------------------------------
                             FORM OF REVOCABLE PROXY
--------------------------------------------------------------------------------

                           ACCESS NATIONAL CORPORATION
         2004 Annual Meeting on May 25, 2004 or Any Adjournment Thereof

     This Revocable Proxy is solicited on behalf of the Board of Directors.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all director nominees in Item 1. If any other matter shall be brought before the meeting, the shares represented by this proxy will be voted in the discretion of the proxy agents.

      The undersigned shareholder of Access National Corporation (the Corporation) hereby appoints John ("Skip") W. Edgemond, IV and Michael W. Clarke, jointly and severally as proxies, with full power to act alone, and with full power of substitution to represent the undersigned, and to vote all shares of the Corporation standing in the name of the undersigned as of April 1, 2004, at the Annual Meeting of Shareholders to be held Tuesday, May 25, 2004, at 4:00 p.m. at the Corporation's office located at 1800 Robert Fulton Drive, Reston, Virginia, or any adjournment thereof, on each of the following matters:

1. To elect two (2) Class II directors to serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified, as instructed below.

                               Class II Nominees:

                               Robert C. Shoemaker
                                 Thomas M. Kody

           |_| FOR                |_| WITHHOLD           |_| FOR ALL EXCEPT

(Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and line through or otherwise strike out that nominee's name above.)

2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The undersigned acknowledges receipt from the Corporation prior to the execution of this Revocable Proxy of a Notice of Meeting and of a Proxy Statement dated April 28, 2004.

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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Name (please print)                         Signature


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Name (please print)                         Signature


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Date